SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

         Date of Report (Date of earliest event reported): April 8, 2005
                                                           -------------

                                   ICOA, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                    0-32513                 87-0403239
 -----------------------------   -------------         --------------------
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)

             111 Airport Road, Warwick, Rhode Island          02889
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             (Address of principal executive offices)      (Zip code)

                                 (401) 352-2300
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               Registrant's telephone number, including area code


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications  pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 8, 2005, the Company entered into a Settlement Agreement with Thomas Cannon, the former Vice President of Technology of its WebCenter Technologies, Inc. subsidiary, to convert accrued but unpaid wages totaling $258,824 into 5,752,000 shares of common stock of the Company at a price of $0.045 per share. In addition, Mr. Cannon received a five year warrant to purchase 1,000,000 shares of common stock at an exercise price of $0.01 per share.

Simultaneously, the Company entered a six (6) month consulting agreement with Mr. Cannon. Pursuant to the Agreement Mr. Cannon will receive $150.00 per hour for services provided to the Company.

On June 24, 2005, the Company entered into a Settlement Agreement with Erwin Vahlsing, Jr., the Chief Financial Officer, to convert accrued but unpaid wages, short term notes, and expenses due in connection with the use by the Company of a phone and interactive voice response system owned by Mr. Vahlsing, all totaling $270,000 into 5,000,000 shares of common stock of the Company at a price of $0.054 per share.

The Company entered into an employment agreement with Erwin Vahlsing, Jr. the Chief Financial Officer, on June 24, 2005 (the "Agreement").

Pursuant to the Agreement, Mr. Vahlsing will be paid a salary at an annualized rate of $120,000. He is eligible for the ordinary benefit programs offered by the company, including participation in stock incentive programs at a level comparable to other senior executives at similarly sized and situated companies. In the event Mr. Vahlsing's employment is terminated by the Company without cause, he will be paid six months salary.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibit No. Description


     99.1  Settlement Agreement with Mr. Cannon               Provided herewith
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     99.2  Subscription Agreement with Mr. Cannon             Provided herewith
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     99.3  Warrant for Mr. Cannon                             Provided herewith
     ------------------------------------------------------  -------------------
     99.4  Registration Rights Agreement with Mr. Cannon      Provided herewith
     ------------------------------------------------------  -------------------
     99.5  Consulting Agreement with Mr. Cannon               Provided herewith
     ------------------------------------------------------  -------------------
     99.6  Settlement Agreement with Mr. Vahlsing             Provided herewith
     ------------------------------------------------------  -------------------
     99.7  Registration Rights Agreement with Mr. Vahlsing    Provided herewith
     ------------------------------------------------------  -------------------
     99.8  Employment Agreement with Mr. Vahlsing             Provided herewith
     ------------------------------------------------------  -------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICOA, INC.

Date:    July 8, 2005               By:  /s/ Erwin Vahlsing, Jr.
                                        ----------------------------------------
                                    Name:  Erwin Vahlsing, Jr.
                                    Its:   Chief Financial Officer